Exhibit 4.2

SECOND CONSENT AND WAIVER UNDER THE SENIOR UNSECURED

TERM LOAN AGREEMENT

Dated as of May 27, 2005

SECOND CONSENT AND WAIVER UNDER THE SENIOR UNSECURED TERM LOAN AGREEMENT, dated as of May 27, 2005 (this “Consent”), among DRESSER, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined below), the Lenders listed on the signature pages hereto and MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent.

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Lenders party thereto and the Agents have entered into a Senior Unsecured Term Loan Agreement dated as of March 1, 2004, as modified by the Consent and Waiver dated as of March 18, 2005 (the “Term Loan Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Term Loan Agreement).

WHEREAS, the Borrower desires to modify the Term Loan Agreement in certain respects and to waive certain Defaults and Events of Default under the Credit Agreement, in each case as provided herein;

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to modify the Term Loan Agreement in response to the Borrower’s request as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Consent. Notwithstanding anything to the contrary set forth in the Term Loan Agreement, the Required Lenders hereby consent to (a) the extension of the delivery date specified for the audited financial statements for the Fiscal Year ended December 31, 2004 and the other material with respect to such Fiscal Year required by Section 5.01(b) of the Term Loan Agreement to no later than July 15, 2005 (the “10K Extended Delivery Date”), it being understood and agreed that if the Borrower fails to deliver such audited financial statements and other materials on or before the 10K Extended Delivery Date, and a notice of Default with respect to such failure is delivered to the Borrower by the Administrative Agent or the Lenders holding of at least 25% of the outstanding principal amount of the Senior Unsecured Obligations pursuant to Section 6.01(c) of the Term Loan Agreement, such failure shall constitute an Event of Default for all purposes under the Loan Documents and (b) the extension of the delivery date specified for the material required by Section 5.01(b) with respect to the fiscal quarter ended March 31, 2005 to no later than July 15, 2005 (the “10Q Extended Delivery Date”), it being understood and agreed that if the Borrower fails to deliver the materials required by Section 5.01(b) with respect to the fiscal quarter ended March 31, 2005 by the 10Q Extended Delivery

Date, and a notice of Default with respect to such failure is delivered to the Borrower by the Administrative Agent or the Lenders holding of at least 25% of the outstanding principal amount of the Senior Unsecured Obligations pursuant to Section 6.01(c) of the Term Loan Agreement, such failure shall constitute an Event of Default for all purposes under the Loan Documents. Notwithstanding the foregoing, it is further understood and agreed that the Borrower shall deliver to the Lenders all financial statements for the fiscal quarter ended March 31, 2005 that are provided to the “Lenders” under the Existing Credit Agreement at the same time as such financial statements are delivered under the Existing Credit Agreement, and if the Borrower fails to do so, and a notice of Default with respect to such failure is delivered to the Borrower by the Administrative Agent or the Lenders holding of at least 25% of the outstanding principal amount of the Senior Unsecured Obligations pursuant to Section 6.01(c) of the Term Loan Agreement, such failure shall constitute an Event of Default for all purposes under the Loan Documents.

SECTION 2. Waiver. The Lenders holding not less than a majority in aggregate principal amount of the then outstanding Senior Unsecured Obligations hereby waive any Default or Event of Default in respect of the provisions of Sections 3.01(a)(iv), 3.01(c), 4.01(f), 4.01(g), 4.01(h), 4.01(j), 5.01(b) and 5.01(c) of the Term Loan Agreement and any related or substantially comparable provision of any Loan Document, in each case consisting of, resulting from or relating in any respect to (i) the re-audit, revision or restatement of any financial statement delivered prior to the date of this Consent and Waiver by the Borrower or any of its Subsidiaries (including, without limitation, any misstatement therein or in any certificate, representation or warranty relating thereto, or any error, defect or deficiency in accounting procedures or in the application of accounting principles reflected thereby or relating thereto), (ii) any failure to deliver any such financial statement when or as required, except as required by Section 1 above, (iii) any failure to comply with any obligation that became required to be performed or observed under any of such provisions by reason of the occurrence of any such Default or Event of Default or (iv) any misstatement as to the absence of any such Default or Event of Default.

SECTION 3. Conditions to Effectiveness. This Consent shall become effective, as of the first date set forth above, on the date (the “Effective Date”) when each of the conditions set forth in this Section 3 to this Consent shall have been fulfilled to the satisfaction of the Administrative Agent.

(i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Consent, duly executed and delivered on behalf of each of (a) the Borrower and each Guarantor, (b) the Administrative Agent and (c) the Required Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Consent.

(ii) Payment of Fees and Expenses. The Borrower shall have paid, on or before May 31, 2005, (a) to the Administrative Agent, for the benefit of each Lender executing this Consent on or before May 27, 2005, a fee equal to 0.05% of the aggregate Commitments and Advances of each such Lender and (b) all expenses (including the fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation,

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negotiation and execution of this Consent and other matters relating to the Term Loan Agreement from and after the last invoice to the extent invoiced.

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants that as of the date hereof no Default has occurred and is continuing or would result from the effectiveness of this Consent.

SECTION 5. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Consent, each reference in the Term Loan Agreement to “hereunder”, “hereof” or words of like import referring to the Term Loan Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Term Loan Agreement, shall mean and be a reference to the Term Loan Agreement as modified by this Consent.

(b) The Term Loan Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Consent, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Execution in Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

SECTION 7. Governing Law. This Consent shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Term Loan Agreement, as if this were a part of the Term Loan Agreement.

SECTION 8. Entire Agreement; Modification. This Consent constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[Signatures follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their respective authorized officers as of the day and year first above written.

DRESSER, INC., as Borrower

By:	/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President and Chief Financial Officer

THE GUARANTORS

DRESSER INTERNATIONAL, INC.

By:	/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President

DRESSER RE, INC.

By:	/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President

DRESSER RUSSIA, INC.

By:	/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President

LVF HOLDING CORPORATION

By:	/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President

DRESSER ENTECH, INC.

By:	/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President

RING-O VALVE, INCORPORATED

By:	/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President

DRESSER CHINA, INC.

By:	/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ EUGENE MARTIN
	Name:	Eugene Martin
	Title:	Managing Director

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent

By:	/s/ EUGENE MARTIN
	Name:	Eugene Martin
	Title:	Managing Director

LENDERS

LANDMARK CDO LIMITED

By:	ALADDIN CAPITAL MANAGEMENT LLC, AS MANAGER
[Print Name of Financial Institution]

By:		/s/ JOSEPH MORONEY
	Name:	JOSEPH MORONEY
	Title:	DIRECTOR

LENDERS

LANDMARK II CDO LIMITED

By:	ALADDIN CAPITAL MANAGEMENT LLC as MANAGER
[Print Name of Financial Institution]

By:		/s/ JOSEPH MORONEY
	Name:	JOSEPH MORONEY
	Title:	DIRECTOR

LENDERS

LANDMARK IV CDO LIMITED

By:	ALADDIN CAPITAL MANAGEMENT LLC as MANAGER
[Print Name of Financial Institution]

By:		/s/ JOSEPH MORONEY
	Name:	JOSEPH MORONEY
	Title:	DIRECTOR

LENDERS

Centurion CDO II, Ltd.

By:	American Express Asset Management Group, Inc. as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director-Operations

LENDERS

Centurion CDO VI, Ltd.

By:	American Express Asset Management Group, Inc. as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director-Operations

LENDERS

Sequils-Centurion V, Ltd.

By:	American Express Asset Management Group, Inc. as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director-Operations

LENDERS

AMMC CDO IV, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:		/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDERS

AMMC CDO II, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:		/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDERS

ARES III CLO Ltd.

By:	ARES CLO Management LLC, Investment Manager

By:		/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	VICE PRESIDENT

LENDERS

Ares IV CLO Ltd.

By:	Ares CLO Management IV, L.P., Investment Manager

By:	Ares CLO GP IV, LLC, Its Managing Member

By:		/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	VICE PRESIDENT

LENDERS

Ares VI CLO Ltd.

By:	Ares CLO Management VI, L.P., Investment Manager

By:	Ares CLO GP VI, LLC, Its Managing Member

By:		/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	VICE PRESIDENT

LENDERS

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:		/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	VICE PRESIDENT

LENDERS

THE TRAVELERS INSURANCE COMPANY
[Print Name of Financial Institution]

By:		/s/ ALLEN CANTRELL
	Name:	ALLEN CANTRELL
	Title:	INVESTMENT OFFICER

LENDERS

TRS CALLISTO LLC

By:		/s/ ALICE L. WAGNER
	Name:	Alice L. Wagner
	Title:	Vice President

LENDERS

Flagship CLO 2001-1

By:	Flagship Capital Management, Inc.

By:		/s/ COLLEEN CUNNIFFE
	Name:	Colleen Cunniffe
	Title:	Director

LENDERS

Flagship CLO II

By:	Flagship Capital Management, Inc.

By:		/s/ COLLEEN CUNNIFFE
	Name:	Colleen Cunniffe
	Title:	Director

LENDERS

Franklin CLO I, Limited
[Print Name of Financial Institution]

By:		/s/ DAVID ARDINI
	Name:	DAVID ARDINI
	Title:	VICE PRESIDENT

LENDERS

Franklin CLO II, Limited
[Print Name of Financial Institution]

By:		/s/ DAVID ARDINI
	Name:	DAVID ARDINI
	Title:	VICE PRESIDENT

LENDERS

Franklin CLO III, Limited
[Print Name of Financial Institution]

By:		/s/ DAVID ARDINI
	Name:	DAVID ARDINI
	Title:	VICE PRESIDENT

LENDERS

Franklin CLO IV, Limited
[Print Name of Financial Institution]

By:		/s/ DAVID ARDINI
	Name:	DAVID ARDINI
	Title:	VICE PRESIDENT

LENDERS

FRANKLIN FLOATING RATE DAILY ACCESS FUND
[Print Name of Financial Institution]

By:		/s/ RICHARD HSU
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

Franklin Floating Rate Master Series
[Print Name of Financial Institution]

By:		/s/ RICHARD HSU
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

Franklin Floating Rate Trust
[Print Name of Financial Institution]

By:		/s/ RICHARD HSU
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

Floating Rate Income Strategies Fund, Inc.

By:	/s/ OMAR JAMA
Omar Jama
Authorized Signatory

SENIOR HIGH INCOME PORTFOLIO, INC.

By:	/s/ OMAR JAMA
Omar Jama
Authorized Signatory

DEBT STRATEGIES FUND, INC.

By:	/s/ OMAR JAMA
Omar Jama
Authorized Signatory

MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ OMAR JAMA
Omar Jama
Authorized Signatory

LENDERS

Venture III CDO Limited

By	its investment advisor, MJX Asset Management LLC

By:		/s/ KENNETH OSTMANN
	Name:	Kenneth Ostmann
	Title:	Director

LENDERS

NYLIM Flatiron CLO 2003-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:		/s/ ROBERT H. DIAL
	Name:	Robert H. Dial
	Title:	Managing Director

NYLIM Flatiron CLO 2004-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:		/s/ ROBERT H. DIAL
	Name:	Robert H. Dial
	Title:	Managing Director

NYLIM High Yield CDO 2001 Ltd.

By:	New York Life Investment Management LLC,

By:		/s/ ROBERT H. DIAL
	Name:	Robert H. Dial
	Title:	Managing Director

New York Life Insurance and Annuity Corporation

By:	New York Life Investment Management LLC, its Investment Manager

By:		/s/ ROBERT H. DIAL
	Name:	Robert H. Dial
	Title:	Managing Director

New York Life Insurance Company

By:		/s/ ROBERT H. DIAL
	Name:	Robert H. Dial
	Title:	Vice President

LENDERS

Bedford CDO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS

EQ Advisors Trust EQ/High Yield Portfolio

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

PIMCO Floating Rate Income Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

SEQUILS-MAGNUM, LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

OAK HILL SECURITIES FUND II, L.P.

By:	Oak Hill Securities GenPar II, L.P. its General Partner

By:	Oak Hill Securities MGP II, Inc., its General Partner

By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL SECURITIES FUND, L.P.

By:	Oak Hill Securities GenPar, L.P. its General Partner

By:	Oak Hill Securities MGP, Inc., its General Partner

By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL CREDIT PARTNERS I, LIMITED

By:	Oak Hill CLO Management I, LLC As Investment Manager

By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC As Investment Manager

By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Authorized Person

LENDERS

BOSTON HARBOR CLO 2004-1, LTD.

By:		/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V. P.

LENDERS

PUTNAM DIVERSIFIED INCOME TRUST

By:		/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

LENDERS

PUTNAM FLOATING RATE INCOME FUND

By:		/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

LENDERS

PUTNAM HIGH YIELD ADVANTAGE FUND

By:		/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

LENDERS

PUTNAM HIGH YIELD TRUST

By:		/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

LENDERS

PUTNAM MASTER INCOME TRUST

By:		/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

LENDERS

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By:		/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

LENDERS

PUTNAM PREMIER INCOME TRUST

By:		/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

LENDERS

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

By:		/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

LENDERS

PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND

By:		/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

LENDERS

47th Street Funding II Inc.
[Print Name of Financial Institution]

By:		/s/ JONATHAN WETSS
	Name:	Jonathan Wetss
	Title:	Authorized Signatory

LENDERS

Sankaty High Yield Partners II, L.P.
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

LENDERS

HARBOUR TOWN FUNDING LLC

By:		/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

LENDERS

JUPITER LOAN FUNDING LLC

By:		/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

LENDERS

WINGED FOOT FUNDING TRUST

By:		/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Authorized Agent

LENDERS

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (fka CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch)

By:		/s/ S. WILLIAM FOX
	Name:	S. WILLIAM FOX
	Title:	DIRECTOR

By:		/s/ DAVID DODD
	Name:	DAVID DODD
	Title:	VICE PRESIDENT

LENDERS

AIMCO CDO Series 2000-A
[Print Name of Financial Institution]

By:		/s/ ROBERT B. BODETT
	Name:	ROBERT B. BODETT
	Title:	Authorized Signatory

By:		/s/ JERRY D. ZINKULA
	Name:	JERRY D. ZINKULA
	Title:	Authorized Signatory